UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 31, 2005

DYNAMICS RESEARCH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

000-023479	04-2211809

(Commission File Number)	(IRS Employer Identification No.)

60 Frontage Road
Andover, Massachusetts	01810

(Address of Principal Executive Offices)	(Zip Code)

(978) 475-9090

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits.
EX-99.1 PRESS RELEASE DATED MAY 31, 2005

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On May 31, 2005, William C. Hoover, President and Chief Operating Officer of Dynamics Research Corporation (the “Company”), resigned for personal reasons.

Item 7.01. Regulation FD Disclosure

On May 31, 2005 the Company issued a press release reaffirming guidance for the Company’s fiscal year ending December 31, 2005 and for the quarter ending June 30, 2005.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and will not be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 31, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION (Registrant)

By:	/s/ David Keleher

David Keleher
Senior Vice President and Chief Financial Officer

June 2, 2005